Exhibit 99.1

         ACME UNITED CORPORATION NON-SALARIED DIRECTOR STOCK OPTION PLAN
                                 April 25, 2005

I.   GENERAL

     1.1  Purpose of the Plan

     The purpose of the Acme United Corporation Non-Salaried Director Stock Option Plan (the "Plan") is to enable Acme United Corporation (the "Company") to attract and retain persons of exceptional ability to serve as directors of the Company and to align the interests of directors and shareholders in enhancing the value of the Company's common stock (the "Common Stock").

     This Plan replaces the Non-Salaried Director Stock Option Plan of April 22, 1996 once all unused options under that plan have been granted.

     1.2  Administration of the Plan

     The Plan shall be administered by the Compensation Committee or its successors (the "Committee") of the Company's Board of Directors (the "Board") which shall have full and final authority in its discretion to interpret, administer and amend the provisions of the Plan; to adopt rules and regulations for carrying out the Plan; to decide all questions of fact arising in the application of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall consist of at least two persons and shall meet once each fiscal year, and at such additional times as it may determine or as is requested by the chief executive officer of the Company.

     1.3  Eligible Participants

     Commencing April 25, 2005 each member of the Board who is not a salaried employee of the Company or any of its subsidiaries shall be a participant (a "Participant") in the Plan.

     1.4  Grants Under the Plan

     Grants under the Plan shall be in the form of stock options as described in
Section I1 (an "Option" or "Options").

                                      (1)
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     1.5  Shares

     The aggregate number of shares of Common Stock, including shares reserved for issuance pursuant to the exercise of Options, which may be issued under the terms of the Plan, may not exceed 90,000 shares and hereby are reserved for such purpose. Whenever any outstanding grant or portion thereof expires, is canceled or forfeited or is otherwise terminated for any reason without having been exercised, the Common Stock allocable to the expired, forfeited, canceled or otherwise terminated portion of the grant may again be the subject of further grants hereunder.

     Notwithstanding the foregoing, the number of shares of Common Stock available for grants at any time under the Plan shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 as amended (the "Exchange Act") will continue to be available for transactions involving all current and future grants. In addition, during the period that any grants remain outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of shares of Common Stock attributable to such grants for purposes of calculating the maximum number of shares of Common Stock available for the granting of future grants under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future grants.

     1.6  Definitions

     The following definitions shall apply to the Plan:

     (a) "Disability" shall have the meaning provided in the Company's applicable disability plan or, in the absence of such a definition, when a Participant becomes totally disabled (as determined by a physician mutually acceptable to the participant and the Company) before termination of his or her service on the Board if such total disability continues for more than three (3) months.

     (b) "Fair Market Value" means the average of the high and low sales prices of the shares of Common Stock on such date on the principal national securities exchange or automated quotation system of a registered securities association on which such shares of Common Stock are listed or admitted to trading. If the shares of Common Stock on such date are not listed or admitted to trading, the Fair Market Value shall be the value established by the Board in good faith.


                                   II. OPTIONS

     2.1  Terms and Conditions of Options

     Each Participant who is elected a director on April 25, 2005 and at subsequent Annual Meetings and who has not received any prior grant under this or previous plans shall receive an initial grant of an Option to purchase 5,000 shares of Common Stock (the "Initial Option") on his/her date of election as a director. The Initial Options will vest over three years as described in Section 2.4.

                                      (2)

     Each Participant who is elected a director at an annual meeting and is not receiving an Initial Option grant will receive a 2,500 share option (the "Annual Option") grant. Under the Plan, the Board of Directors has the authority to increase or decrease the number of shares of Common Stock which are the subject of such Annual or Initial Option grants.

     2.2  Nonqualified Stock Options

     The terms of the Options shall, at the time of grant, provide that the Options will not be treated as incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.3  Option Price

     The option price per share shall be the Fair Market Value of the Common Stock on the date the Option is granted.

     2.4  Term and Exercise of Options

     (a) The term of an Option shall not exceed ten (10) years from the date of grant. Except as provided in this Section 2.4, after a Participant ceases to serve as a Director of the Company, including, without limitation, any voluntary or involuntary termination of a Participant's service as a director (a "Termination"), the unexercisable portion of an Option shall immediately terminate and be null and void, and the unexercised portion of any outstanding Options held by such Participant shall terminate and be null and void for all purposes, after thirty (30) days (or, for any option granted prior to April 28, 1997 three (3) months) have elapsed from the date of the Termination unless extended by the Committee, in its sole discretion, within thirty (30) days from the date of the Termination. Upon a Termination as a result of death or disability, any outstanding Options may be exercised by the Participant or the Participant's legal representative within twelve (12) months after such death or disability. Retirees from the board have the same rights except that for those who have served at least five years on the board. The exercise rights for Options they hold are automatically extended to the expiration of the option term. However, in no event shall the period extend beyond the expiration of the option term. "Retirement" is defined for the purposes of this Section as the termination of a Participant's service as a director (i) at the end of his/her term of office where he/she is not re-elected or (ii) during his/her term of office, for a reason other than death or disability; provided, in either case, that the Board of Directors, in its sole discretion, determines that the Participant is entitled to the benefit of Retirement under this subsection.

     (b) Initial Options granted April 25, 2006, and later shall have a (10) ten year term and become exercisable as follows:

                                      (3)

     25% - date of grant
     25% - one year after date of grant
     25% - two years after date of grant
     25% - three years after date of grant

     (c) Annual Options shall become exercisable one day after the date of grant for Annual Options granted on April 25, 2005 or later. In no event, however, shall an Option be exercised after the expiration of 10 years from the date of grant.

     (d) A Participant, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his or her legal representative, who, by reason of his or her death, shall acquire the right to exercise all or a portion of the Option. If no designation is made before the death of the Participant, the Participant's Option may be exercised by the personal representative of the Participant's estate or by a person who acquired the right to exercise such Option by will or the laws of descent and distribution. If the person with exercise rights desires to exercise any portion of the Option, such person must do so in accordance with the terms and conditions of this Plan.

     2.5  Notice of Exercise

     When exercisable pursuant to the terms of the Plan and the governing stock option agreement, an Option shall be exercised by the Participant as to all or part of the shares subject to the Option by delivering written notice of exercise to the Company at its principal business office or such other office as the Company may from time to time direct, (a) specifying the number of shares to be purchased, (b) accompanied by a check payable to the Company in an amount equal to the full exercise price of the number of shares being exercised, and
(c) containing such further provisions consistent with the provisions of the Plan as the Company may from time to time prescribe. No Option may be exercised after the expiration of the term specified in Section 2.4 hereof.

     2.6  Limitation of Exercise Periods

     The Committee may limit the time periods within which an Option may be exercised if a limitation on exercise is deemed necessary in order to effect compliance with applicable law.


                             III. GENERAL PROVISIONS

     3.1  General Restrictions

     Each grant under the Plan shall be subject to the requirement that if the Committee shall determine, at any time, that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body, or (c) an agreement by the Participant with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting or the issuance or purchase of shares of Common Stock thereunder, such grant may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

                                      (4)
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     3.2  Adjustments for Changes in Capitalization

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or any other change in or affecting the corporation structure or capitalization of the Company, the Board shall make such adjustments as the Committee may recommend, and as the Board in its discretion may deem appropriate, in the number and kind of shares authorized by the Plan, in the number, Option price or kind of shares covered by the grants and in any outstanding grants under the Plan in order to prevent substantial dilution or enlargement thereof.

     3.3  Amendments

     Without further approval of the shareholders, the Board may discontinue the Plan at any time and may amend it from time to time in such respect as the Board may deem advisable including the initial and annual numbers of options granted, unless shareholder or regulatory approval is required by law or regulation, and subject to any conditions established by the terms of such amendment; provided, however, that the Plan may not be amended more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

     3.4  Modification, Substitution or Cancellation of Grants

     No rights or obligations under any outstanding Option may be altered or impaired without the Participant's consent. The Company at its discretion and with the agreement of the Participant may buy out the Participant's option rights on Termination ((including but not limited to voluntary or involuntary termination, death, disability and retirement) in return for cancellation of exercisable grants. Unexercised grants returned to the Company can be regranted to the Plan.

     3.5  Shares Subject to the Plan

     Shares distributed pursuant to the Plan shall be made available from authorized but unissued shares or from shares purchased or otherwise acquired by the Company for use in the Plan, as shall be determined from time to time by the Committee.

     3.6  Rights of a Shareholder

     Participants under the Plan, unless otherwise provided by the Plan, shall have no rights as shareholders by reason thereof unless and until certificates for shares of Common Stock are issued to them.

                                      (5)
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     3.7  Withholding

     If a Participant is to experience a taxable event in connection with the receipt of shares of Common Stock pursuant to an Option exercise, the Participant shall pay the amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company prior to the issuance of such shares of Common Stock. If a cash payment is made in lieu of exercise, taxes will also be withheld as required by law.

     3.8  Nonassignability

     Except as expressly provided in the Plan, no grant shall be transferable except by will, the laws of descent and distribution or a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the lifetime of the Participant, except as expressly provided in the Plan, grants under the Plan shall be exercisable only by such Participant or by the guardian or legal representative of such Participant or pursuant to a QDRO.

     3.9  Nonuniform Determinations

     Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive grants, the form, amount and timing of such grants, and the terms and provisions of such grants and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

     3.10 Effective Date; Duration

     The Plan, as amended, shall become effective as of the date the shareholders approve the Plan. No grant may be given under the Plan after May 31, 2015, but grants theretofore granted may extend beyond such date.

The effective date of the Plan is April 25, 2005.
(As amended April 23, 2007).


     3.11 Change in Control

     Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs, then all Options shall become fully exercisable as of the date such Change in Control occurred. For the purposes of the Plan, a Change in Control of the Company shall be deemed to have occurred upon the earliest of the following events:

                                      (6)

     (a) when the Company acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then-outstanding securities;

     (b) upon the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

     (c) upon the approval by the Company's shareholders of (1) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification or other change in the Company's then outstanding shares of Common Stock), (ii) a sale or disposition of all or substantially all of the Company's assets or (iii) a plan of liquidation or dissolution of the Company; or

     (d) if the Board of Directors or any designated committee determines in its sole discretion that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a person who exercised a controlling influence as of the effective date of the Plan, directly or indirectly exercises a controlling influence over the management or policies of the Company.

     3.12 Governing Law

     The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Connecticut.

                                      (7)